Principal Exchange-Traded Funds

Supplement dated May 2, 2017
to the Statement of Additional Information dated November 1, 2016
(as supplemented on November 15, 2016, December 16, 2016, January 30, 2017,
March 17, 2017, and March 31, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Throughout the Statement of Additional Information, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Funds.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

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